Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2014
Property, Plant And Equipment, Net [Abstract]
Property, Plant And Equipment, Net

9.Property, Plant and Equipment, Net

As at December 31	2014			2013
	Cost	Accumulated DD&A(1)	Net	Cost	Accumulated DD&A(1)	Net

Canadian Operations
Proved properties	$18,271	$(16,566)	$1,705	$25,003	$(23,012)	$1,991
Unproved properties	478	-	478	598	-	598
Other	155	-	155	139	-	139
	18,904	(16,566)	2,338	25,740	(23,012)	2,728

USA Operations
Proved properties	24,279	(16,260)	8,019	26,529	(22,074)	4,455
Unproved properties	5,655	-	5,655	470	-	470
Other	143	-	143	202	-	202
	30,077	(16,260)	13,817	27,201	(22,074)	5,127

Market Optimization	8	(7)	1	223	(132)	91
Corporate & Other	2,470	(611)	1,859	2,655	(566)	2,089
	$51,459	$(33,444)	$18,015	$55,819	$(45,784)	$10,035

(1) Depreciation, depletion and amortization.

Canadian Operations and USA Operations property, plant and equipment include internal costs directly related to exploration, development and construction activities of $306 million which have been capitalized during the year ended December 31, 2014 (2013 – $372 million).  Included in Corporate and Other are $65 million (2013 – $71 million) of international property costs, which have been fully impaired.

For the year ended December 31, 2014, the Company recognized a ceiling test impairment of nil (2013 – nil; 2012 – $1,822 million) in the Canadian cost centre and nil (2013 – nil; 2012 – $2,842 million) in the U.S. cost centre.  The impairments in 2012 resulted primarily from the decline in the 12-month average trailing natural gas prices which reduced proved reserves volumes and values.

The 12-month average trailing prices used in the ceiling test calculations reflect benchmark prices adjusted for basis differentials to determine local reference prices, transportation costs and tariffs, heat content and quality.  The benchmark prices are disclosed in Note 26.

Capital Lease Arrangements

The Company has several lease arrangements that are accounted for as capital leases including an office building, equipment and an offshore production platform.

In December 2013, Encana commenced commercial operations at its Deep Panuke facility located offshore Nova Scotia following successful completion of the Production Field Centre (“PFC”) and issuance of the Production Acceptance Notice.  As at December 31, 2014, Canadian Operations property, plant and equipment and total assets include the PFC, which is under a capital lease totaling $520 million (2013 – $536 million).

As at December 31, 2014, the total carrying value of assets under capital lease was $547 million (2013 – $683 million).  Liabilities for the capital lease arrangements are included in other liabilities and provisions in the Consolidated Balance Sheet and are disclosed in Note 14.

Other Arrangement

As at December 31, 2014, Corporate and Other property, plant and equipment and total assets include a carrying value of $1,431 million (2013 – $1,587 million) related to The Bow office building, which is under a 25-year lease agreement.  The Bow asset is being depreciated over the 60-year estimated life of the building.  At the conclusion of the 25-year term, the remaining asset and corresponding liability are expected to be derecognized as disclosed in Note 14.